UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4173

John Hancock Investors Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Investors Trust

Annual Report
12.31.07

Discussion of Fund performance

By MFC Global Investment Management (U.S.), LLC

The U.S. bond market enjoyed solid gains in 2007, with most of the advance occurring in the last six months. Bonds were largely unchanged in the first half of the year, but a meltdown in the housing and mortgage markets over the last six months led to greater interest rate volatility and several interest rate cuts from the Federal Reserve. As a result, bonds rallied, with Treasury bonds delivering the best returns, while high-yield corporate bonds lagged.

“The U.S. bond market enjoyed
solid gains in 2007, with most of
the advance occurring in the last
six months.”

For the year ended December 31, 2007, John Hancock Investors Trust produced a total return of 3.73% at net asset value (NAV) and –4.00% at market value. The Fund’s NAV return and its market performance differ because the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. By comparison, the average closed-end intermediate-term bond fund returned 3.43%, according to Morningstar, Inc., and the Lehman Brothers Government/ Credit Bond Index returned 7.23% . The Fund’s current annualized distribution rate was 6.66% at closing NAV and 7.52% at closing market price. The portfolio’s sector weightings were the main reason behind the underperformance of the benchmark index and Morningstar peer group, primarily over the last six months. An underweight in Treasury bonds and an overweight in corporate bonds, including a healthy weighting in high yield securities, detracted from results. Within the corporate sector, our financial holdings had the biggest negative impact on performance. The most significant underperformer was real estate investment trust Public Storage REIT, Inc. which owns and operates self-storage facilities. On the positive side, beverage maker Ocean Spray Cranberries, Inc. and ASG Consolidated LLC, which runs a fleet of fishing boats in Alaska, added value during the year. In the mortgage-backed sector, the portfolio benefited from its exposure to interest-only securities backed by “pay-option” mortgages, which generated strong returns. A steeper yield curve also boosted performance as the portfolio was positioned to benefit from this environment.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Investors Trust | Annual report

Portfolio summary

Quality distribution[1]

AAA	54%	BB	8%

AA	3%	B	14%

A	4%	CCC	6%

BBB	9%

Sector distribution[1]

Government-U.S. Agency	44%	Materials	4%

Mortgage bonds	13%	Utilities	4%

Consumer discretionary	9%	Energy	3%

Financials	8%	Consumer staples	2%

Telecommunication services	5%	Information technology	1%

Industrials	4%	Other	3%

1 As a percentage of the Fund’s total investments on December 31, 2007.

Annual report | Investors Trust

F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 12-31-07

This schedule is divided into five main categories: bonds, preferred stocks, tranche loans, U.S. government and agencies securities, and short-term investments. Bonds, preferred stocks, tranche loans and U.S. government and agencies securities are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Bonds 80.08%					$127,839,397

(Cost $131,565,969)

Aerospace & Defense 0.12%					197,000

L-3 Communications Corp.,
Gtd Sr Sub Note Ser B	6.375%	10-15-15	BB+	$200	197,000

Agricultural Products 0.29%					462,500

Cosan SA Industria e Comercio,
Perpetual Bond (Brazil) (F)(S)	8.250	02-15-49	BB	500	462,500

Airlines 1.70%					2,710,814

Continental Airlines, Inc.,
Pass Thru Ctf Ser 1999-1A (L)	6.545	02-02-19	A–	378	380,123
Pass Thru Ctf Ser 2000-2 Class B	8.307	10-02-19	BB–	383	380,393
Pass Thru Ctf Ser 2001-1 Class C	7.033	06-15-11	B+	154	149,071

Delta Airlines, Inc.,
Collateralized Bond (S)	6.821	08-10-22	A–	930	970,827

Northwest Airlines, Inc.,
Gtd Collateralized Note Ser 07-1	7.027	11-01-19	A–	865	830,400

Aluminum 0.53%					852,025

CII Carbon LLC,
Gtd Sr Sub Note (S)	11.125	11-15-15	CCC+	865	852,025

Broadcasting & Cable TV 4.21%					6,721,625

Canadian Satellite Radio
Holdings, Inc.,
Sr Note (Canada) (F)(G)	12.750	02-15-14	CCC+	2,000	1,980,000

Charter Communications Holdings
II LLC,
Sr Note	10.250	09-15-10	CCC	2,000	1,960,000

Shaw Communications, Inc.,
Sr Note (Canada) (F)	8.250	04-11-10	BB+	1,000	1,048,750

Videotron Ltee,
Gtd Sr Note (Canada) (F)	6.375	12-15-15	B+	300	281,625

XM Satellite Radio, Inc.,
Gtd Sr Note (L)	9.750	05-01-14	CCC	1,500	1,451,250

See notes to financial statements

Investors Trust | Annual report

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Casinos & Gaming 6.76%					$10,797,103

Chukchansi Economic Development
Authority,
Sr Note (S)	8.000%	11-15-13	BB–	$440	429,000

Down Stream Development Authority
of the Quapaw Tribe of Oklahoma,
Sr Sec Note (S)	12.000	10-15-15	B–	2,000	1,870,000

Great Canadian Gaming Corp.,
Gtd Sr Sub Note (Canada) (F)(S)	7.250	02-15-15	B+	1,000	990,000

Indianapolis Downs LLC &
Capital Corp.,
Sr Sec Note (S)	11.000	11-01-12	B	395	381,175

Isle of Capri Casinos, Inc.,
Gtd Sr Sub Note	7.000	03-01-14	B	505	414,100

Jacobs Entertainment, Inc.,
Gtd Sr Note	9.750	06-15-14	B–	1,000	930,000

Little Traverse Bay Bands of
Odawa Indians,
Sr Note (S)	10.250	02-15-14	B	1,000	1,005,000

Mashantucket West Pequot,
Bond (S)	5.912	09-01-21	BBB–	275	262,328

Mohegan Tribal Gaming Authority,
Sr Sub Note	7.125	08-15-14	B	1,000	967,500

MTR Gaming Group, Inc.,
Gtd Sr Note Ser B	9.750	04-01-10	B	800	800,000
Gtd Sr Sub Note Ser B	9.000	06-01-12	B–	350	329,000

Pinnacle Entertainment, Inc.,
Sr Sub Note (L)(S)	7.500	06-15-15	B–	1,000	907,500

Pokagon Gaming Authority,
Sr Note (S)	10.375	06-15-14	B	500	537,500

Waterford Gaming LLC,
Sr Note (S)	8.625	09-15-14	BB–	974	974,000

Commodity Chemicals 0.64%					1,015,000

Sterling Chemicals, Inc.,
Gtd Sr Sec Note (S)	10.250	04-01-15	B–	1,000	1,015,000

Construction & Farm Machinery & Heavy Trucks 0.48%					771,375

Manitowoc Co., Inc. (The),
Gtd Sr Note	7.125	11-01-13	BB–	500	495,000

Odebrecht Finance Ltd.,
Gtd Sr Note (Cayman Islands) (F)	7.500	10-18-17	BB	275	276,375

Consumer Finance 2.50%					3,983,402

CIT Group, Inc.,
Sr Note	5.000	02-13-14	A	360	316,924

Ford Motor Credit Co.,
Note	7.375	10-28-09	B	1,925	1,811,899
Note	7.800	06-01-12	B	310	271,765
Sr Note	9.750	09-15-10	B	980	935,118

HSBC Finance Capital Trust IX,
Gtd Note (5.911% to 11-30-15 then
variable)	5.911	11-30-35	A	700	647,696

See notes to financial statements

Annual report | Investors Trust

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Diversified Banks 2.09%					$3,341,706

Bancolombia SA,
Sub Bond (Colombia) (F)	6.875%	05-25-17	Ba1	$400	372,000

Barclays Bank Plc,
Perpetual Bond (6.860% to 6-15-32
then variable) (United
Kingdom) (F)(S)	6.860	09-29-49	A+	1,595	1,487,575

Chuo Mitsui Trust & Banking Co.,
Perpetual Sub Note (5.506% to
4-15-15 then variable)
(Japan) (F)(S)	5.506	12-15-49	Baa1	905	832,138

Royal Bank of Scotland Group Plc,
Perpetual Bond (7.648% to
9-30-31 then variable) (United
Kingdom) (F)	7.648	08-29-49	A	630	649,993

Diversified Chemicals 1.24%					1,974,550

NOVA Chemicals Corp.,
Med Term Note (Canada) (F)	7.400	04-01-09	B+	1,955	1,974,550

Diversified Commercial & Professional Services 1.37%					2,192,868

ARAMARK Co.,
Gtd Sr Floating Rate Note (P)	8.411	02-01-15	B–	585	570,375

Grupo Kuo SAB de CV,
Gtd Sr Note (Mexico) (F)(S)	9.750	10-17-17	BB–	515	508,562

Hutchison Whampoa
International Ltd.,
Gtd Sr Note (Cayman
Islands) (F)(S)	6.500	02-13-13	A–	750	788,431

MSX International, Inc.,
Gtd Sr Sec Note (S)	12.500	04-01-12	CCC+	350	325,500

Diversified Financial Services 2.30%					3,666,038

Beaver Valley Funding Corp.,
Sec Lease Obligation Bond	9.000	06-01-17	BBB–	897	1,010,488

Cosan Finance Ltd.,
Gtd Bond (Brazil) (F)(L)(S)	7.000	02-01-17	BB	820	768,750

Independencia International Ltd.,
Gtd Sr Bond (Brazil) (F)(S)	9.875	01-31-17	B	1,280	1,280,000

Orascom Telecom Finance SCA,
Gtd Note (Egypt) (F)(S)	7.875	02-08-14	B–	360	340,200

TAM Capital, Inc.,
Gtd Sr Note (Cayman Islands) (F)	7.375	04-25-17	BB–	310	266,600

Diversified Metals & Mining 0.76%					1,219,750

Freeport-McMoRan Copper &
Gold, Inc.,
Sr Note	8.375	04-01-17	BB	220	235,950
Sr Note	6.875	02-01-14	BBB	500	505,000

Vedanta Resources Plc,
Sr Note (United Kingdom) (F)(S)	6.625	02-22-10	BB	480	478,800

See notes to financial statements

Investors Trust | Annual report

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Electric Utilities 4.04%					$6,444,507

AES Eastern Energy LP,
Sr Pass Thru Ctf Ser 1999-A	9.000%	01-02-17	BB+	$1,133	1,225,989

BVPS II Funding Corp.,
Collateralized Lease Bond	8.890	06-01-17	BBB–	700	787,128

CE Generation LLC,
Sr Sec Note	7.416	12-15-18	BB+	685	704,291

FPL Energy National Wind,
Sr Sec Note (S)	5.608	03-10-24	BBB–	334	334,439

HQI Transelect Chile SA,
Sr Note (Chile) (F)	7.875	04-15-11	BBB–	1,175	1,268,575

Indiantown Cogeneration LP,
1st Mtg Note Ser A-9	9.260	12-15-10	BB+	286	298,029

IPALCO Enterprises, Inc.,
Sr Sec Note	8.625	11-14-11	BB–	315	329,175

PNPP II Funding Corp.,
Deb	9.120	05-30-16	BBB–	425	501,521

TXU Corp.,
Sec Bond	7.460	01-01-15	CCC	525	478,781

Waterford 3 Funding Corp.,
Sec Lease Obligation Bond	8.090	01-02-17	BBB–	516	516,579

Electronic Equipment Manufacturers 0.49%					774,757

Thomas & Betts Corp.,
Sr Note	7.250	06-01-13	BBB–	745	774,757

Food Distributors 0.38%					609,600

Sadia Overseas Ltd.,
Note (Brazil) (F)(S)	6.875	05-24-17	BB	635	609,600

Health Care Facilities 0.64%					1,025,000

Hanger Orthopedic Group, Inc.,
Gtd Sr Note	10.250	06-01-14	CCC+	1,000	1,025,000

Health Care Services 0.13%					204,250

Alliance Imaging, Inc.,
Sr Sub Note (S)	7.250	12-15-12	B–	215	204,250

Health Care Supplies 0.17%					268,975

Bausch & Lomb, Inc.,
Sr Note (S)	9.875	11-01-15	B–	265	268,975

Hotels, Resorts & Cruise Lines 1.04%					1,662,112

HRP Myrtle Beach Operations
LLC/HRP Myrtle Beach Operations
Capital Corp.,
Sr Sec Floating Rate Note (P)(S)	9.894	04-01-12	B+	1,745	1,662,112

Industrial Conglomerates 0.37%					585,000

Waste Services, Inc.,
Gtd Sr Sub Note	9.500	04-15-14	CCC+	600	585,000

Industrial Machinery 0.27%					436,555

Trinity Industries, Inc.,
Pass Thru Ctf (S)	7.755	02-15-09	Baa2	439	436,555

See notes to financial statements

Annual report | Investors Trust

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Integrated Oil & Gas 0.87%					$1,389,791

Pemex Project Funding
Master Trust,
Gtd Note	9.125%	10-13-10	BBB+	$125	138,125

Petro-Canada,
Deb (Canada) (F)	9.250	10-15-21	BBB	1,000	1,251,666

Integrated Telecommunication Services 3.45%					5,499,529

Axtel SAB de CV,
Sr Note (Mexico) (F)(S)	7.625	02-01-17	BB–	810	810,000

Bellsouth Corp.,
Deb	6.300	12-15-15	A	878	919,779

Cincinnati Bell, Inc.,
Sr Sub Note (L)	8.375	01-15-14	B–	1,000	975,000

Citizens Communications Co.,
Sr Note	7.125	03-15-19	BB+	530	503,500

Qwest Capital Funding, Inc.,
Gtd Note	7.000	08-03-09	B+	1,700	1,695,750

West Corp.,
Gtd Sr Sub Note	11.000	10-15-16	B–	600	595,500

Investment Banking & Brokerage 0.47%					757,830

Mizuho Financial Group
Cayman Ltd.,
Gtd Sub Bond (Cayman Islands) (F)	8.375	12-29-49	A2	750	757,830

It Consulting & Other Services 0.84%					1,335,066

NCR Corp.,
Note	7.125	06-15-09	BBB–	375	387,566

Unisys Corp.,
Sr Note (L)	6.875	03-15-10	B+	1,000	947,500

Life & Health Insurance 0.32%					511,927

Symetra Financial Corp.,
Jr Sub Bond (P)(S)	8.300	10-15-37	BB	520	511,927

Marine 1.39%					2,224,162

Minerva Overseas Ltd.,
Gtd Note (Cayman Islands) (F)(S)	9.500	02-01-17	B	1,255	1,201,662

Navios Maritime Holdings, Inc.,
Sr Note (Marshall Islands) (F)	9.500	12-15-14	B+	1,000	1,022,500

Metal & Glass Containers 1.00%					1,592,900

BWAY Corp.,
Gtd Sr Sub Note	10.000	10-15-10	B–	1,085	1,074,150

Owens-Brockway Glass
Container, Inc.,
Gtd Sr Note	8.250	05-15-13	B	500	518,750

Multi-Line Insurance 0.77%					1,229,584

Liberty Mutual Group,
Bond (S)	7.500	08-15-36	BBB	515	502,518

Sul America Participacoes SA,
Bond (Brazil) (F)(S)	8.625	02-15-12	B	705	727,066

See notes to financial statements

Investors Trust | Annual report

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Multi-Media 0.75%					$1,193,418

News America Holdings,
Gtd Sr Deb	7.750%	01-20-24	BBB	$980	1,102,218

Quebecor Media, Inc.,
Sr Note (Canada) (F)	7.750	03-15-16	B	95	91,200

Multi-Utilities 1.02%					1,632,577

CalEnergy Co., Inc.,
Sr Bond	8.480	09-15-28	BBB+	525	641,459

Salton Sea Funding Corp.,
Sec Note Ser C	7.840	05-30-10	BBB–	958	991,118

Oil & Gas Drilling 0.87%					1,388,163

Delek & Avner-Yam Tethys Ltd.,
Sr Sec Note (Israel) (F)(S)	5.326	08-01-13	BBB–	254	255,463

Gazprom,
Loan Part Note (Germany) (F)(S)	9.625	03-01-13	BBB	1,000	1,132,700

Oil & Gas Storage & Transportation 0.90%					1,431,283

Atlas Pipeline Partners LP,
Gtd Sr Note	8.125	12-15-15	B+	140	138,600

Copano Energy LLC,
Gtd Sr Note	8.125	03-01-16	B	250	251,875

Markwest Energy Partners
LP/Markwest Energy
Finance Corp.,
Sr Note	8.500	07-15-16	B	500	502,500

NGPL PipeCo LLC,
Sr Note (S)	7.119	12-15-17	BBB–	525	538,308

Oil & Gas Exploration & Production 1.33%					2,122,600

Dune Energy, Inc.,
Sr Sec Note	10.500	06-01-12	B–	1,250	1,150,000

Energy XXI Gulf Coast, Inc.,
Gtd Sr Note	10.000	06-15-13	CCC	600	550,500

McMoRan Exploration Co.,
Gtd Sr Note	11.875	11-15-14	CCC+	420	422,100

Packaged Foods & Meats 0.69%					1,103,300

ASG Consolidated LLC/ASG
Finance, Inc.,
Sr Disc Note (Zero to 11-1-08,
then 11.500%) (O)	Zero	11-01-11	B–	1,180	1,103,300

Paper Packaging 1.48%					2,369,406

Stone Container Corp.,
Sr Note	8.375	07-01-12	CCC+	1,000	992,500
Sr Note	8.000	03-15-17	B–	1,425	1,376,906

Paper Products 0.21%					340,158

Plum Creek Timber Co., Inc.,
Gtd Note	5.875	11-15-15	BBB–	345	340,158

Property & Casualty Insurance 0.50%					804,460

Ohio Casualty Corp.,
Sr Note	7.300	06-15-14	BBB–	750	804,460

See notes to financial statements

Annual report | Investors Trust

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Publishing 0.25%					$406,640

Dex Media West,
Gtd Sr Sub Note	9.875%	08-15-13	B	$391	406,640

Real Estate Management & Development 0.27%					427,644

Healthcare Realty Trust, Inc.,
Sr Note	8.125	05-01-11	BBB–	165	180,144

Ventas Realty LP/Capital Corp.,
Sr Note	6.625	10-15-14	BB+	250	247,500

Regional Banks 0.74%					1,173,505

NB Capital Trust IV,
Gtd Cap Security	8.250	04-15-27	A	1,130	1,173,505

Restaurants 0.59%					945,000

Dave & Buster’s, Inc.,
Gtd Sr Note	11.250	03-15-14	CCC+	1,000	945,000

Specialized Finance 2.75%					4,382,254

Astoria Depositor Corp.,
Pass Thru Ctf Ser B (G)(S)	8.144	05-01-21	BB	750	761,250

Bosphorous Financial Services,
Sec Floating Rate Note (P)(S)	6.669	02-15-12	Baa2	500	495,115

CCM Merger, Inc.,
Note (S)	8.000	08-01-13	CCC+	1,000	942,500

Drummond Co., Inc.,
Sr Note (S)	7.375	02-15-16	BB–	1,500	1,391,250

ESI Tractebel Acquistion Corp.,
Gtd Sec Bond Ser B	7.990	12-30-11	BB	784	792,139

Specialized REITs 0.21%					328,772

Health Care REIT, Inc.,
Sr Note	6.200	06-01-16	BBB–	345	328,772

Specialty Chemicals 0.35%					566,412

American Pacific Corp.,
Gtd Sr Note	9.000	02-01-15	B	565	566,412

Steel 0.93%					1,481,250

Ryerson, Inc.,
Sr Sec Note (S)	12.000	11-01-15	B+	1,500	1,481,250

Systems Software 0.14%					222,950

Vengent, Inc.,
Gtd Sr Sub Note	9.625	02-15-15	B–	260	222,950

Thrifts & Mortgage Finance 20.76%					33,133,749

American Home Mortgage Assets,
Mtg Pass Thru Ctf Ser 2006-6
Class XP IO	2.580	12-25-46	AAA	13,262	613,390

American Home Mortgage
Investment Trust,
Mtg Pass Thru Ctf Ser 2007-1
Class GIOP IO (P)	2.154	05-25-47	AAA	8,141	488,486

Banc of America Funding Corp.,
Mtg Pass Thru Ctf Ser 2006-B
Class 6A1 (P)	5.880	03-20-36	AAA	1,037	1,035,323

See notes to financial statements

Investors Trust | Annual report

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Thrifts & Mortgage Finance (continued)

Banc of America Funding Corp.,
Mtg Pass Thru Ctf Ser 2006-D
Class 6B2 (P)	5.946%	05-20-36	AA	$1,761	$1,512,183

Bear Stearns Alt-A Trust,
Mtg Pass Thru Ctf Ser 2005-3
Class B2 (P)	5.352	04-25-35	AA+	431	440,943
Mtg Pass Thru Ctf Ser 2006-4
Class 3B1	6.342	07-25-36	AA	2,465	1,264,121

Citigroup Mortgage Loan
Trust, Inc.,
Mtg Pass Thru Ctf Ser 2005-5
Class 2A3	5.000	08-25-35	AAA	503	501,280

ContiMortgage Home Equity
Loan Trust,
Pass Thru Ctf Ser 1995-2
Class A-5	8.100	08-15-25	AAA	75	75,238

Countrywide Alternative
Loan Trust,
Mtg Pass Thru Ctf Ser 2005-59
Class 2X IO (P)	2.428	11-20-35	AAA	7,964	278,744
Mtg Pass Thru Ctf Ser 2006-0A8
Class X IO (P)	1.987	07-25-46	AAA	10,249	390,737
Mtg Pass Thru Ctf Ser 2006-0A10
Class XPP IO (P)	1.974	08-25-46	AAA	5,361	199,349
Mtg Pass Thru Ctf Ser 2006-0A12
Class X IO (P)	2.839	09-20-46	AAA	64,050	3,042,358
Mtg Pass Thru Ctf Ser 2006-11CB
Class 3A1	6.500	05-25-36	Aaa	3,200	3,145,082
Mtg Pass Thru Ctf Ser 2007-0A8
Class X IO	2.000	06-25-47	AAA	6,645	263,741

Crown Castle Towers LLC,
Mtg Pass Thru Ctf Ser 2006-1A
Class G (S)	6.795	11-15-36	Ba2	1,000	945,300

DB Master Finance LLC,
Mtg Pass Thru Ctf Ser 2006-1
Class M1 (S)	8.285	06-20-31	BB	1,000	1,003,700

Dominos Pizza Master Issuer LLC,
Mtg Pass Thru Ctf Ser 2007-1
Class M1 (S)	7.629	04-25-37	BB	1,000	951,890

DSLA Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2005-AR5
Class X2 IO (P)	0.151	08-19-45	AAA	28,718	915,375

First Horizon Alternative
Mortgage Securities,
Mtg Pass Thru Ctf Ser 2004-AA5
Class B1 (P)	5.211	12-25-34	AA	285	279,244
Mtg Pass Thru Ctf Ser 2006-AA2
Class B1 (G)(P)	6.184	05-25-36	AA	249	194,702

Global Signal Trust,
Sub Bond Ser 2004-2A Class D (S)	5.093	12-15-14	Baa2	385	376,834
Sub Bond Ser 2006-1 Class E (S)	6.495	02-15-36	Baa3	370	359,936

See notes to financial statements

Annual report | Investors Trust

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Thrifts & Mortgage Finance (continued)

Global Tower Partners Acquisition
Partners LLC,
Sub Bond Ser 2007-1A Class G (S)	7.874%	05-15-37	B2	$360	$345,298

GS Mortgage Securities Corp.,
Mtg Pass Thru Ctf Ser 2006-NIM3
Class N1 (S)	6.414	06-25-46	A2	133	132,427
Mtg Pass Thru Ctf Ser 2006-NIM3
Class N2 (S)	8.112	06-25-46	Baa2	65	64,545

GSR Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2004-9
Class B1 (G)(P)	5.240	08-25-34	AA	937	945,817
Mtg Pass Thru Ctf Ser 2006-4F
Class 6A1	6.500	05-25-36	AAA	3,897	3,910,837

HarborView Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2005-8
Class 1X IO (P)	2.294	09-19-35	AAA	7,594	213,595
Mtg Pass Thru Ctf Ser 2007-3
Class ES IO (G)(S)	0.350	05-19-47	AAA	16,228	124,245
Mtg Pass Thru Ctf Ser 2007-4
Class ES IO (G)(S)	0.304	07-19-47	AAA	16,165	143,971
Mtg Pass Thru Ctf Ser 2007-6
Class ES IO (G)(S)	0.292	11-19-15	AAA	11,529	88,268

Harborview NIM Corp.,
Mtg Pass Thru Ctf Ser 2006-9A
Class N2 (G)(S)	8.350	11-19-36	BBB–	1,565	1,557,175
Mtg Pass Thru Ctf Ser 2007-2A
Class N2 (P)(S)	7.870	04-25-37	BBB–	107	106,413

Indymac Index Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2004-AR13
Class B1	5.296	01-25-35	AA	333	326,140
Mtg Pass Thru Ctf Ser 2005-AR5
Class B1 (P)	5.440	05-25-35	AA	481	490,931
Mtg Pass Thru Ctf Ser 2005-AR18
Class 1X IO	2.307	10-25-36	AAA	16,138	504,316

Luminent Mortgage Trust,
Mtg Pass Thru Ctf Ser 2006-1
Class X IO	2.462	04-25-36	AAA	23,561	809,921

Merrill Lynch Mortgage Investors Trust,
Mtg Pass Thru Ctf Ser 2006-AF1
Class MF1 (P)	6.105	08-25-36	AA	1,247	1,125,992

Provident Funding Mortgage
Loan Trust,
Mtg Pass Thru Ctf Ser 2005-1
Class B1 (P)	4.379	05-25-35	AA	383	366,939

SBA CMBS Trust,
Sub Bond Ser 2005-1A Class D (S)	6.219	11-15-35	Baa2	225	220,232
Sub Bond Ser 2005-1A Class E (S)	6.706	11-15-35	Baa3	200	195,801

Sharps SP I LLC Net Interest
Margin Trust,
Mtg Pass Thru Ctf Ser 2006-CW4N
Class NB (S)	9.250	04-25-46	Baa3	41	40,377

See notes to financial statements

Investors Trust | Annual report

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Thrifts & Mortgage Finance (continued)

Washington Mutual Alternative
Loan Trust,
Mtg Pass Thru Ctf Ser 2005-6
Class 1CB	6.500%	08-25-35	AAA	$472	$480,878

Washington Mutual, Inc.,
Mtg Pass Thru Ctf Ser 2005-AR4
Class B1 (P)	4.672	04-25-35	AA	1,454	1,390,907
Mtg Pass Thru Ctf Ser 2007-0A5
Class 1XPP IO	0.806	06-25-47	Aaa	44,433	555,417
Mtg Pass Thru Ctf Ser 2007-0A6
Class 1XPP IO	0.560	07-25-47	Aaa	25,337	332,552
Mtg Pass Thru Ctf Ser 2007-GA4
Class ZPPP IO	0.776	04-25-47	Aaa	19,236	382,799

Wireless Telecommunication Services 3.71%					5,928,555

Centennial Communications Corp.,
Sr Note (L)	10.000	01-01-13	CCC+	1,000	1,040,000

Crown Castle Towers LLC,
Sub Bond Ser 2005-1A Class D	5.612	06-15-35	Baa2	655	648,836

Digicel Group Ltd.,
Sr Note (Bermuda) (F)(S)	8.875	01-15-15	Caa2	1,250	1,143,750

Mobile Telesystems Finance SA,
Gtd Sr Note (Luxembourg) (F)(S)	9.750	01-30-08	BB–	350	350,175

Nextel Communications, Inc.,
Sr Note Ser D	7.375	08-01-15	BBB	1,250	1,230,774

Rogers Wireless, Inc.,
Sr Sub Note (Canada) (F)	8.000	12-15-12	BB–	500	521,654

Sprint Capital Corp.,
Gtd Sr Note	6.900	05-01-19	BBB	1,000	993,366

			Credit
Issuer, description			rating (A)	Shares	Value

Preferred stocks 1.19%					$1,901,210

(Cost $2,027,026)

Agricultural Products 0.72%					1,149,610

Ocean Spray Cranberries, Inc.,
6.25%, Ser A (S)			BB+	12,500	1,149,610

Real Estate Management & Development 0.47%					751,600

Public Storage REIT, Inc., 6.50%,
Depositary Shares, Ser W			BBB+	40,000	751,600

			Credit	Par value
Issuer, description			rating (A)	(000)	Value

Tranche Loans 0.13%					$204,750

(Cost $210,000)

Health Care Services 0.13%					204,750

IM US Holdings LLC,
Tranche (Second Lien
Fac), 6-26-15			B–	$210	204,750

See notes to financial statements

Annual report | Investors Trust

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

U.S. government and agencies securities 68.07%					$108,666,209

(Cost $107,479,529)

Government U.S. Agency 68.07%					108,666,209

Federal Home Loan Mortgage Corp.,
20 Yr Pass Thru Ctf	11.250%	01-01-16	AAA	$14	14,677
30 Yr Pass Thru Ctf	6.000	08-01-34	AAA	2,821	2,862,646
30 Yr Pass Thru Ctf	6.000	08-01-37	AAA	3,867	3,925,010
30 Yr Pass Thru Ctf	5.500	05-15-35	AAA	7,000	6,920,340
CMO REMIC 2978-CL	5.500	01-15-31	AAA	2,590	2,626,201
CMO REMIC 3174-CB	5.500	02-15-31	AAA	300	305,401

Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf	7.500	02-01-08	AAA	0	65
15 Yr Pass Thru Ctf	7.000	09-01-10	AAA	13	13,305
15 Yr Pass Thru Ctf	7.000	10-01-12	AAA	11	11,363
15 Yr Pass Thru Ctf	7.000	04-01-17	AAA	30	31,693
15 Yr Pass Thru Ctf	6.000	05-01-21	AAA	3,364	3,444,736
30 Yr Adj Rate Pass Thru Ctf (P)	5.315	11-01-35	AAA	3,401	3,380,207
30 Yr Pass Thru Ctf	6.500	07-01-36	AAA	3,558	3,657,857
30 Yr Pass Thru Ctf	6.500	09-01-36	AAA	2,704	2,779,904
30 Yr Pass Thru Ctf	6.500	12-01-36	AAA	379	389,641
30 Yr Pass Thru Ctf	6.000	05-01-35	AAA	3,102	3,150,065
30 Yr Pass Thru Ctf	6.000	08-01-35	AAA	1,503	1,527,238
30 Yr Pass Thru Ctf	6.000	10-01-35	AAA	936	951,051
30 Yr Pass Thru Ctf	6.000	04-01-36	AAA	1,657	1,682,954
30 Yr Pass Thru Ctf	6.000	06-01-36	AAA	2,117	2,150,494
30 Yr Pass Thru Ctf	6.000	08-01-36	AAA	5,485	5,570,816
30 Yr Pass Thru Ctf	6.000	09-01-36	AAA	12,617	12,815,507
30 Yr Pass Thru Ctf	6.000	11-01-36	AAA	6,283	6,381,883
30 Yr Pass Thru Ctf	6.000	12-01-36	AAA	1,765	1,792,967
30 Yr Pass Thru Ctf	6.000	05-01-37	AAA	600	608,767
30 Yr Pass Thru Ctf	6.000	07-01-37	AAA	172	174,421
30 Yr Pass Thru Ctf	5.500	01-25-35	AAA	4,913	4,908,594
30 Yr Pass Thru Ctf	5.500	11-01-35	AAA	1,597	1,596,207
30 Yr Pass Thru Ctf	5.500	01-01-36	AAA	2,104	2,102,265
30 Yr Pass Thru Ctf	5.500	01-01-37	AAA	20,952	20,928,154
30 Yr Pass Thru Ctf	5.500	05-01-37	AAA	3,800	3,795,397
30 Yr Pass Thru Ctf	5.500	06-01-37	AAA	4,977	4,971,727
CMO REMIC Ser 2006-67-PD	5.500	12-25-34	AAA	1,180	1,171,596
CMO REMIC Ser 3294-NB	5.500	12-15-29	AAA	340	344,590
Note	6.000	05-30-25	AAA	1,652	1,652,710

Government National
Mortgage Assn.,
30 Yr Pass Thru Ctf	10.000	11-15-20	AAA	6	7,477
30 Yr Pass Thru Ctf	9.500	01-15-21	AAA	4	4,559
30 Yr Pass Thru Ctf	9.500	02-15-25	AAA	12	13,724

See notes to financial statements

Investors Trust | Annual report

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value

Short-term investments 5.97%				$9,536,692

(Cost $9,536,369)

Government U.S. Agency 3.07%				4,900,000

Federal Home Loan Bank,
Disc Note	4.15% (Y)	01-02-08	$4,900	4,900,000

Issuer			Shares	Value

Cash Equivalents 2.90%				4,636,692

John Hancock Cash Investment
Trust (T)(W)	5.10% (Y)		4,636,692	4,636,692

Total investments (Cost $250,818,893) 155.44%				$248,148,258

Other assets and liabilities, net (1.55%)				($2,480,905)

Fund preferred shares, at liquidation value (53.89%)				($86,026,261)

Total net assets applicable to common shareholders 100.00%				$159,641,092

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

IO Interest only (carries notional principal amount)

REIT Real Estate Investment Trust

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(F) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

(G) Security rated internally by John Hancock Advisers, LLC.

(L) All or a portion of this security is on loan as of December 31, 2007.

(O) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(P) Variable rate obligation. The coupon rate shown represents the rate at end of period.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $41,033,698 or 25.70% of the net assets applicable to common shareholders as of December 31, 2007.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

(Y) Represents current yield on December 31, 2007.

See notes to financial statements

Annual report | Investors Trust

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 12-31-07

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value or common share.

Assets

Investments in unaffiliated issuers, at value (cost $246,182,201) including
$4,615,357 of securities loaned (Note 2)	$243,511,566
Investments in affiliated issuers, at value (cost $4,636,692)	4,636,692

Total investments, at value (cost $250,818,893)	248,148,258
Cash	104,919
Cash collateral at broker for future contracts (Note 2)	104,400
Receivable for dividends reinvested	212,655
Interest receivable	3,103,856
Receivable from affiliates	18,740

Total assets	251,692,828

Liabilities

Payable upon return of securities loaned (Note 2)	4,636,692
Unrealized depreciation of swaps contracts (Note 2)	879,686
Payable for futures variation margin (Note 2)	42,141
Payable to affiliates
Management fees	332,109
Other	20,465
Other payables and accrued expenses	114,382

Total liabilities	6,025,475
Auction Preferred Shares (APS) Series A, including accrued dividends, unlimited number of shares of beneficial interest authorized with no par
value, 1,720 shares issued, liquidation preference of $25,000 per share	43,013,131
APS Series B, including accrued dividends, unlimited number of shares of beneficial interest authorized with no par value, 1,720 shares issued,
liquidation preference of $25,000 per share	43,013,130

Net assets

Common shares capital paid-in	171,384,364
Accumulated net realized loss on investments, financial futures contracts
and swap contracts	(8,626,461)
Net unrealized depreciation of investments, financial futures contracts
and swap contracts	(3,571,321)
Undistributed net investment income	454,510

Net assets applicable to common shares	$159,641,092

Net asset value per common share

Based on 8,309,412 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$19.21

See notes to financial statements

Investors Trust | Annual report

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 12-31-07

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) and distributions paid to APS shareholders for the period stated.

Investment income

Interest	$17,257,294
Dividends	198,808
Securities lending	44,772

Total investment income	17,500,874

Expenses

Investment management fees (Note 3)	1,335,153
Accounting and legal services fees (Note 3)	28,574
APS auction fees	228,985
Transfer agent fees	81,197
Printing fees	63,028
Custodian fees	55,016
Professional fees	41,535
Registration and filing fees	25,658
Trustees’ fees	11,098
Miscellaneous	20,369

Total expenses	1,890,613

Net investment income	15,610,261

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(274,158)
Financial futures contracts	(478,089)
Swap contracts	403,655
(348,592)
Change in net unrealized appreciation (depreciation) of
Investments	(4,402,955)
Financial futures contracts	(171,533)
Swap contracts	(879,686)
(5,454,174)
Net realized and unrealized loss	(5,802,766)
Distributions to APS Series A	(2,277,714)
Distributions to APS Series B	(2,285,686)
(4,563,400)
Increase in net assets from operations	$5,244,095

See notes to financial statements

Annual report | Investors Trust

F I N A N C I A L   S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	12-31-06	12-31-07

Increase (decrease) in net assets

From operations
Net investment income	$14,350,100	$15,610,261
Net realized loss	(2,047,325)	(348,592)
Change in net unrealized appreciation (depreciation)	1,467,393	(5,454,174)
Distributions to APS Series A and B	(4,108,108)	(4,563,400)

Increase in net assets resulting from operations	9,662,060	5,244,095

Distributions to common shareholders
From net investment income	(10,742,292)	(10,845,270)

From Fund share transactions (Note 4)	886,409	868,266

Total decrease	(193,823)	(4,732,909)

Net assets

Beginning of year	164,567,824	164,374,001

End of year[1]	$164,374,001	$159,641,092

1 Includes undistributed (distributions in excess of) net investment income of ($13,584) and $454,510, respectively.

See notes to financial statements

Investors Trust | Annual report

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES

Period ended	12-31-03	12-31-04	12-31-05	12-31-06	12-31-07

Per share operating performance

Net asset value, beginning of period	$21.21	$21.55	$21.22	20.04	$19.90
Net investment income[1]	1.37	1.71	1.70	1.74	1.89
Net realized and unrealized
gain (loss) on investments	1.14	(0.21)	(1.07)	(0.07)	(0.72)
Distributions to APS Series A and B [2]	(0.02)	(0.16)	(0.34)	(0.50)	(0.55)
Total from investment operations	2.49	1.34	0.29	1.17	0.62
Less distributions to common shareholders
From net investment income	(1.42)	(1.67)	(1.47)	(1.31)	(1.31)
From net realized gain	(0.60)	—	—	—	—
	(2.02)	(1.67)	(1.47)	(1.31)	(1.31)
Capital charges
Offering costs and underwriting
discounts related to APS	(0.13)	—	—	—	—
Net asset value, end of period	$21.55	$21.22	$20.04	$19.90	$19.21
Per share market value, end of period	$19.98	$22.46	$17.70	19.04	17.01
Total return at NAV[3] (%)	12.09[4]	6.52[4]	1.78[4]	6.54	3.73
Total return at market value[3] (%)	15.29	21.60	(15.06)	15.41	(4.00)

Ratios and supplemental data

Net assets applicable
to common shares, end of period
(in millions)	$175	$173	$165	$164	$160
Ratio of expenses to average
net assets[5] (%)	0.88	1.16	1.17	1.17	1.16
Ratio of net investment income
to average net assets[6] (%)	6.25	8.03	8.25	8.80	9.55
Portfolio turnover (%)	245	128	144	63	46[7]

Senior securities

Total APS Series A outstanding
(in millions)	$43	$43	$43	$43	$43
Total APS Series B outstanding
(in millions)	$43	$43	$43	$43	$43
Involuntary liquidation preference
APS Series A per unit
(in thousands)	$25	$25	$25	$25	$25
Involuntary liquidation preference
APS Series B per unit
(in thousands)	$25	$25	$25	$25	$25
Average market value per unit
(in thousands)	$25	$25	$25	$25	$25
Asset coverage per unit [8]	$74,836	$74,713	$72,072	$72,917	$71,364

See notes to financial statements

Annual report | Investors Trust

F I N A N C I A L   S T A T E M E N T S

Notes to Financial Highlights

1 Based on the average of the shares outstanding.

2 APS Series A and B were issued on 11-4-03.

3 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

4 Unaudited.

5 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratios of expenses would have been 0.82%, 0.77%, 0.77%, 0.77% and 0.76% for the years ended 12-31-03, 12-31-04, 12-31-05, 12-31-06 and 12-31-07, respectively.

6 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratios of net investment income would have been 5.81%, 5.36%, 5.47%, 5.77% and 6.26% for the years ended 12-31-03, 12-31-04, 12-31-05, 12-31-06 and 12-31-07, respectively.

7 The portfolio turnover rate including the effect of when-issued/delayed delivery securities is 63% for the year ended December 31, 2007. Prior years exclude the effect of when-issued/delayed delivery securities.

8 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to financial statements

Investors Trust | Annual report

Notes to financial statements

Note 1
Organization

John Hancock Investors Trust (the Fund) is a closed-end diversified investment management company registered under the Investment Company Act of 1940 as amended (the 1940 Act).

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of the common shares of the Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in John Hancock Cash Investment Trust (JHCIT), an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are valued at their net asset value each business day. Debt securities are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt securities whose prices cannot be provided by an independent pricing service are valued at prices provided by broker-dealers.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

The Fund holds securities that are valued on the basis of a price provided by a single pricing source, including broker-dealers from whom the security was purchased. The risk associated with single sourced prices is that when markets are less liquid, the price realized upon sale may be different than the price to value the security and the difference could be material to the Fund. At December 31, 2007, securities valued on the basis of a single source price amounted to 6.50% of the Fund’s net assets.

Investment risk

The Fund may invest a portion of their assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf.

Annual report | Investors Trust

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Discounts/premiums are accreted/amortized for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

When-issued/delayed delivery securities

The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a line of credit agreement with The Bank of New York Mellon (BNYM), the Swing Line Lender and Administrative Agent. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with BNYM, which permits borrowings of up to $100 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2007.

Securities lending

The Fund has entered into an agreement with Morgan Stanley & Co. Incorporated and MS Securities Services Inc. (collectively, Morgan Stanley) which permits the Fund to lend securities to Morgan Stanley on a principal basis. Morgan Stanley is the primary borrower of securities of the Fund. The risk of having one primary borrower of Fund securities (as opposed to several borrowers) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or in the rare event, loss of rights in the collateral).

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues

Investors Trust | Annual report

to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Any cash collateral received is invested in the JHCIT. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund receives compensation for lending their securities either in the form of fees, guarantees, and/or by retaining a portion of interest on the investment of any cash received as collateral. Prior to May 8, 2007, the Fund paid the Adviser $94 for security lending services relating to an arrangement which ended on May 7, 2007.

Futures

The Fund may purchase and sell financial futures contracts and options on those contracts. The Fund invests in contracts based on financial instruments such as U.S. Treasury Bonds or Notes or on securities indices such as the Standard & Poor’s 500 Index, in order to hedge against a decline in the value of securities owned by the Fund.

Initial margin deposits required upon entering into futures contracts are satisfied by the delivery of specific securities or cash as collateral to the broker (the Fund’s agent in acquiring the futures position). If the position is closed out by an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made, cash is required to be paid to or released by the broker and the Fund realizes a gain or loss.

When the Fund sells a futures contract based on a financial instrument, the Fund becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase is less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase. The Fund could be exposed to risks if it could not close out futures positions because of an illiquid secondary market or the inability of counterparties to meet the terms of their contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

The Fund had the following financial futures contracts open on December 31, 2007:

	NUMBER OF			UNREALIZED
OPEN CONTRACTS	CONTRACTS	POSITION	EXPIRATION	DEPRECIATION

U.S. 10-year Treasury Note	87	Short	Mar 2008	$21,000

Swap contracts

The Fund may enter into swap transactions in order to hedge the value of the Fund’s portfolio against interest rate fluctuations or to enhance the Fund’s income. Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net receivable or payable under the swap contracts on a periodic basis.

The Fund records changes in the value of the swaps as unrealized gains or losses on swap contracts. Net periodic payments accrued, but not yet received (paid) are included in change in the unrealized appreciation/depreciation on the Statement of Operations. Accrued interest income and interest expense on the swap contracts are recorded as realized gain (loss).

Swap contracts are subject to risks related to the counterparty’s ability to perform under the contract, and may decline in value if the counterparty’s creditworthiness deteriorates.

Annual report | Investors Trust

The risks may arise from unanticipated movement in interest rates. The Fund may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

The Fund had the following interest rate swap contracts open on December 31, 2007:

	RATE TYPE

		PAYMENTS
NOTIONAL	PAYMENTS	RECEIVED	TERMINATION		UNREALIZED
AMOUNT	MADE BY FUND	BY FUND	DATE	COUNTERPARTY	DEPRECIATION

$28,000,000	4.6875% (a)	3-month LIBOR	Sep 2010	Bank of America	$868,665
28,000,000	3.9960% (a)	3-month LIBOR	Dec 2010	Barclays Bank PLC	11,021
Total					$879,686

(a) Fixed rate

Stripped securities

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $8,445,380 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforwards expire as follows: December 31, 2012 — $1,668,465, December 31, 2013 — $2,866,857, December 31, 2014 — $2,605,424 and December 31, 2015 —$1,304,634.

The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48), on January 1, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New accounting pronouncement

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statement disclosures.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2006, the tax character of distributions paid was as follows: ordinary income $14,850,400. During the year ended December 31, 2007, the tax character

Investors Trust | Annual report

of distributions paid was as follows: ordinary income $15,408,670. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2007, the components of distributable earnings on a tax basis included $465,589 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent differences are primarily attributable to premium amortization and derivative transactions.

Note 3
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund’s average weekly net asset value and the value attributable to the Auction Preferred Shares (collectively, “managed assets”); (b) 0.375% of the next $50,000,000; (c) 0.350% of the next $100,000,000 and (d) 0.300% of the Fund’s average weekly managed assets in excess of $300,000,000. The effective management fee rate is 0.54% of the Fund’s average managed assets for the year ended December 31, 2007. The Fund has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of John Hancock Financial Services, Inc. The Fund is not responsible for payment of subadvisory fees.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting, compliance, legal and other administrative services for the Fund. The compensation for the year amounted to $28,574 with an effective rate of 0.01% of the Fund’s average weekly managed assets.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Annual report | Investors Trust

Note 4
Fund share transactions

Common shares

This listing illustrates the reclassification of the Fund’s capital accounts, dividend reinvestments and the number of common shares outstanding at the beginning and end of the years ended December 31, 2006, and December 31, 2007, along with the corresponding dollar value.

	Year ended 12-31-06		Year ended 12-31-07
	Shares	Amount	Shares	Amount

Beginning of period	8,213,076	$168,874,698	8,261,284	$170,205,838
Distributions reinvested	48,208	886,409	48,128	868,266
Reclassification of capital accounts	—	444,731	—	310,260
End of period	8,261,284	$170,205,838	8,309,412	$171,384,364

Auction preferred shares

The Fund issued a total of 3,440 Auction Preferred Shares: 1,720 shares of Series A Auction Preferred Shares and 1,720 shares of Series B Auction Preferred Shares (collectively, the Preferred Shares or APS) on November 4, 2003, in a public offering. The total offering costs of $178,036 and the total underwriting discount of $860,000 has been charged to capital paid-in of common shares during the years ended December 31, 2003 and December 31, 2004.

APS holders may be subject to auction risk. The dividend rate for the APS is normally set through an auction process, where holders may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. An auction provides liquidity for the APS; however, holders may not be able to remarket their APS at an auction. APS will not be remarketed if there are more APS offered for sale than there are buyers. If the APS are unable to be remarketed on an auction date, a maximum interest rate is applied to the APS to compensate the investor for having to hold the shares. In the case of the Fund’s APS, the maximum interest rate is the higher of 125 bps over or 125% of the 30-day “AA” Commercial Paper Rate on the date of the auction. If sufficient clearing bids do not exist at an auction, holders wishing to sell will not be able to sell all, and may not be able to sell any, of such APS in the auction. As a result, an investment in APS may be illiquid. Neither broker-dealers nor the Fund are obligated to purchase APS in an auction or otherwise, nor is the Fund required to redeem APS in the event of an unsuccessful remarketing effort at an auction.

Dividends on the APS, which accrue daily, are cumulative at a rate that was established at the offering of the APS and has been reset every seven days thereafter by an auction. Dividend rates on APS Series A ranged from 4.75% to 6.50% and Series B from 4.80% to 6.50% during the year ended December 31, 2007. Accrued dividends on APS are included in the value of APS on the Fund’s Statement of Assets and Liabilities.

During the year ended December 31, 2007, APS of the Fund were successfully remarketed at each remarketing date. All remarketing efforts of APS shares occurring between February 13, 2008 and February 26, 2008 were not successful. As a result, the dividend rates for all series were reset to the maximum, which ranged from 4.17% to 4.35% .

The APS are subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the APS as defined in the Fund’s bylaws. Under the 1940 Act, the Fund is required to maintain asset coverage of at least 200% with respect to the Preferred Shares as of the last business day of each month in which any shares are outstanding. If the dividends on the APS shall remain unpaid in an amount equal to two full years’ dividends, the holders of the APS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shareholders have equal voting rights of one vote per share, except that the holders of the APS, as a class, vote to elect two members of the Board of Trustees, and

Investors Trust | Annual report

separate class votes are required on certain matters that affect the respective interests of the APS and common shareholders.

Leverage

The Fund issued preferred shares to increase its assets available for investment. When the Fund leverages its assets, the fees paid to the Adviser for investment advisory and administrative services will be higher than if the Fund did not borrow because the Adviser’s fees are calculated based on the Fund’s total assets, including the proceeds of the issuance of preferred shares. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the dividend rates on any preferred shares

• increased operating costs, which may reduce the Fund’s total return to the holders of common shares

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, return would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

Note 5
Purchase and sales of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2007, aggregated $111,190,560 and $93,988,158, respectively. Purchases and proceeds from sales or maturities of obligations of the U.S. government aggregated $257,775 and $17,373,570, respectively, during the year ended December 31, 2007.

The cost of investments owned on December 31, 2007, including short-term investments, for federal income tax purposes was $251,298,316. Gross unrealized appreciation and depreciation of investments aggregated $2,714,724 and $5,864,782, respectively, resulting in net unrealized depreciation of $3,150,058. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to amortization of premiums and accretion of discounts on debt securities.

Annual report | Investors Trust

Auditors’ report
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Investors Trust,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Investors Trust (the Fund) at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 29, 2008

Investors Trust | Annual report

Tax information
Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2007.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2007.

Shareholders will be mailed a 2007 U.S. Treasury Department Form 1099-DIV in January 2008. This will reflect the total of all distributions that are taxable for calendar year 2007.

Annual report | Investors Trust

Investment objective and policy

The Fund is a closed-end diversified management investment company, common shares of which were initially offered to the public on January 29, 1971 and are publicly traded on the NYSE. The Fund’s primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the Fund’s assets are invested in a diversified portfolio of debt securities, some of which may carry equity features. Up to 50% of the value of the Fund’s assets may be invested in restricted securities acquired through direct placement. The Fund may also invest in repurchase agreements. The Fund may issue a single class of senior securities not to exceed 33 1 / 3 % of the market or fair value of its net assets and may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of its total assets taken at cost. The Fund may lend portfolio securities not to exceed 33 1 / 3 % of total assets.

Bylaws

In November 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws. On August 21, 2003, shareholders approved the amendment of the Fund’s bylaws, effective August 26, 2003, to provide for the issuance of preferred shares. Effective March 9, 2004, the Trustees approved additional changes to conform with the Fund’s maximum dividend rate on the preferred shares with the rate used by other John Hancock funds.

On September 14, 2004, the Trustees approved an amendment to the Fund’s bylaws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Financial futures contracts and options

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund’s ability to hedge successfully will depend on the Adviser’s ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist.

In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund’s futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund’s total assets.

Dividend and distributions

During the year ended December 31, 2007, dividends from net investment income totaling $1.3100 per share were paid to shareholders.

Investors Trust | Annual report

INCOME
PAYMENT DATE	DIVIDEND

March 30, 2007	$0.3100
June 29, 2007	0.3350
September 28, 2007	0.3450
December 31, 2007	0.3200

Dividend reinvestment plan

The Fund offers its common shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Any holder of common shares of record of the Fund may elect to participate in the Plan and receive the Fund’s common shares in lieu of all or a portion of the cash dividends. The Plan is available to all common shareholders without charge. Mellon Investor Services (the Plan Agent) will act as agent for participating shareholders.

Shareholders may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com, showing an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent prior to the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Board of Trustees of the Fund will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in the Fund’s common shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend, otherwise payable to such shareholder on shares included under the Plan, by the per share net asset value of the common shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder, by 95% of the market price per share of the common shares on the payment date. The market price of the common shares on a particular date shall be the mean between the highest and lowest sales price on the NYSE on that date. Net asset value will be determined in accordance with the established procedures of the Fund. However, if as of such payment date the market price of the common shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to four decimal places, will be credited to the shareholder’s account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend that the shareholder has elected to reinvest and the number of shares acquired with such dividend.

Participation in the Plan may be terminated at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site, and such termination will be effective immediately. However, notice of termination must be received prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of common shares held by the Plan Agent. A shareholder will receive a cash payment for any fractional share held.

The reinvestment of dividends will not relieve participants of any federal, state or local income tax, which may be due with respect to such dividend. Dividends reinvested in common shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for common shares of the Fund on the NYSE as of the dividend payment date. Distributions from the Fund’s long-term capital gains will be processed as noted above for those electing to reinvest in

Annual report | Investors Trust

common shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting (unaudited)
On March 27, 2007, the Annual Meeting of the Fund was held to elect eight Trustees.

Proxies covering 7,162,490 shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

James R. Boyle	7,056,394	106,096
James F. Carlin	7,061,382	101,108
William H. Cunningham	7,055,408	107,082
Ronald R. Dion	7,057,264	105,226
Charles L. Ladner	7,060,681	101,809
Steven R. Pruchansky	7,059,237	103,253

The preferred shareholders elected Patti McGill Peterson and John A. Moore as Trustees of the Fund until their successors are duly elected and qualified, with the votes tabulated as follows: 2,715 FOR and 17 WITHHELD.

Investors Trust | Annual report

Board Consideration of and
Continuation of Investment
Advisory Agreement and
Subadvisory Agreement:
John Hancock Investors Trust

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Investors Trust (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 7 and June 4–5, 2007, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) each selected by Morningstar, Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2006, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group, (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale, (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. They principally considered performance and other information from Morningstar as of December 31, 2006. The Board also considered updated performance information provided to it by the Adviser or Subadviser at the May and June 2007 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Annual report | Investors Trust

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2006. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. Morningstar determined the Category and Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board noted the imperfect comparability of the Peer Group.

The Board also noted that the Fund’s performance for the 10-year period was higher than the median performance of its Category and Peer Group, and its benchmark index, the Lehman Brothers U.S. Aggregate Index. The Board noted the Fund’s performance was lower than the performance of the Category and Peer Group medians but higher than its benchmark index over the 3- and 5-year periods. The Adviser noted that the Fund’s Peer Group contained primarily unleveraged closed-end funds, which impacted the Fund’s comparative performance results. The Board favorably noted the Fund’s more recent performance during the 1-year period under review was higher than the performance of the Category and Peer Group medians, and its benchmark index.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Category and Peer Group. The Board noted that the Advisory Agreement Rate was higher than the median rate of the Peer Group and Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Expense Ratio). The Board noted that, unlike the Fund, several funds in the Peer Group employed fee waivers or reimbursements. The Board received and considered information comparing the Expense Ratio of the Fund to that of the Category and Peer Group medians before the application of fee waivers and reimbursements (Gross Expense Ratio) and after the application of such waivers and reimbursement (Net Expense Ratio). The Board noted that the Fund’s Expense Ratio was higher than the Gross and Net Expense Ratio of the Peer Group median. The Board also noted the differences in the funds included in the Peer Group, including differences in the employment of fee waivers and reimbursements and differences in the amount of assets under management. The Board also noted that the Fund’s Expense Ratio was lower than the Gross Expense Ratio of the Category median and not appreciably higher than the Net Expense Ratio.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. The Adviser noted that most of the funds in the Peer Group were unleveraged, which contributed to the results. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment subadvisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Investors Trust | Annual report

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board noted that the Advisory Agreements offered breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

Annual report | Investors Trust

Information about the portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of December 31, 2007.

Barry H. Evans, CFA

President, Chief Fixed Income Officer and Chief Operating Officer, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, Chief Fixed Income Officer and Chief Operating Officer, John Hancock Advisers LLC (1986–2005)
Began business career in 1986
Joined Fund team in 2002
Fund ownership — $10,001–$50,000

Jeffrey N. Given, CFA

Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Second Vice President, John Hancock Advisers LLC (1993–2005)
Began business career in 1993
Joined Fund team in 1999
Fund ownership — $1–$10,000

John F. Iles

Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers LLC (1999–2005)
Began business career in 1984
Joined Fund team in 2005
Fund ownership — None

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2007. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Barry H. Evans, CFA	Other Investment Companies: 5 funds with assets of
approximately $3.3 billion.
Other Pooled Investment Vehicles: 2 accounts with assets of
approximately $156.2 million.
Other Accounts: 125 accounts with assets of
approximately $5.3 billion.

Jeffrey N. Given, CFA	Other Investment Companies: 5 funds with assets of
approximately $2.0 billion.
Other Pooled Investment Vehicles: None
Other Accounts: 19 accounts with assets of
approximately $4.2 billion.

John F. Iles	Other Investment Companies: 1 fund with assets of
approximately $1.2 billion.
Other Pooled Investment Vehicles: 2 accounts with
assets of approximately $156.2 million.
Other Accounts: 3 accounts with total assets of
approximately $966.6 million.

Neither the Adviser or the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James F. Carlin, Born: 1940	2005	55

Interim Chairman (since December 2007); Director and Treasurer, Alpha Analytical Laboratories, Inc.
(chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc.
(since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005);
Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/investments) (since 1987);
Trustee, Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	2005	55

Professor, University of Texas at Austin (since 1971); former Chancellor, University of Texas System and former President, University of Texas at Austin (until 2001); Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hicks Acquisition Company I, Inc. (since 2007);
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006),
Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity
Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001),
Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (man-
ufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer)
(until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner, [2] Born: 1938	2004	55

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution)
(until 1997); Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

John A. Moore,[2] Born: 1939	1996	55

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research)
(until 2007).

Annual report | Investors Trust

Independent Trustees (continued)

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Patti McGill Peterson,[2] Born: 1943	1996	55

Senior Associate, Institute for Higher Education Policy (since 2007); Executive Director, Council for
International Exchange of Scholars and Vice President, Institute of International Education (until 2007);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University, Ithaca, NY (until 1998); Former
President, Wells College, Aurora, NY, and St. Lawrence University, Canton, NY; Director, Niagara
Mohawk Power Corporation (until 2003); Director, Ford Foundation, International Fellowships Program
(since 2002); Director, Lois Roth Endowment (since 2002); Director, Council for International Educational
Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	55

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and
President, Greenscapes of Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustees[3]

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	265

Executive Vice President, Manulife Financial Corporation (since 1999); President, John Hancock Variable
Life Insurance Company (since March 2007); Executive Vice President, John Hancock Life Insurance
Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the Adviser), John Hancock
Funds, LLC and The Berkeley Financial Group, LLC (The Berkeley Group) (holding company) (since 2005);
Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).

Investors Trust | Annual report

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Director, John
Hancock Signature Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock
Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Director,
Chairman and President, NM Capital Management, Inc. (since 2005); Member, Investment Company
Institute Sales Force Marketing Committee (since 2003); President and Chief Executive Officer, MFC
Global (U.S.) (2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and
Chief Legal Officer, John Hancock Funds and John Hancock Funds II (since 2006); Chief Legal Officer and Assistant Secretary, John Hancock Trust (since 2006); Vice President and Associate General Counsel,
Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds
(2000–2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier
Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, John
Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics &
Compliance Officer, Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since June 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (regis-
tered investment companies) (2005–June 2007); Vice President, Goldman Sachs (2005–June 2007);
Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005);
Director, Tax and Financial Reporting, Deutsche Asset Management (2002–2003); Vice President and
Treasurer, Deutsche Global Fund Services (Deutsche Registered Investment Companies) (1999–2002).

Gordon M. Shone, Born: 1956	2006

Treasurer
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer, John
Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers, LLC (since 2006) and The
Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

Annual report | Investors Trust

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2005

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since
June 2007); Executive Vice President and Chief Operating Officer, John Hancock Investment
Management Services, LLC (since December 2007); Chief Operating Officer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since June 2007); Director,
Executive Vice President and Chief Financial Officer, the Adviser, The Berkeley Group and John Hancock
Funds, LLC (2005–2007); Executive Vice President and Chief Financial Officer, John Hancock Investment
Management Services, LLC (2005–2007); Executive Vice President and Chief Financial Officer, MFC
Global (U.S.) (2005 until August 2007); Director, John Hancock Signature Services, Inc. (since 2005);
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (2005 until June 2007); Vice President and General Manager, John Hancock Fixed
Annuities, U.S. Wealth Management (2004–2005); Vice President, Operations, Manulife Wood Logan
(2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

Investors Trust | Annual report

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Transfer agent for	Independent registered
John Hancock Advisers, LLC	common shareholders	public accounting firm
601 Congress Street	Mellon Investor Services	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	Newport Office Center VII	125 High Street
	480 Washington Boulevard	Boston, MA 02110
Subadviser	Jersey City, NJ 07310
MFC Global Investment		Stock symbol
Management (U.S.), LLC	Transfer agent for	Listed New York Stock
101 Huntington Avenue	preferred shareholders	Exchange:
Boston, MA 02199	Deutsche Bank Trust	JHI
Company Americas
Custodian	280 Park Avenue	For shareholder assistance
The Bank of New York	New York, NY 10017	refer to page 36
One Wall Street
New York, NY 10286	Legal counsel
Kirkpatrick & Lockhart
Preston Gates Ellis LLP
One Lincoln Street
Boston, MA 02111-2950

How to contact us

Internet	www.jhfunds.com

Mail	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	24-hour automated information	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

Annual Report | Investors Trust

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P500A 12/07
2/08

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2007, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $26,250 for the fiscal year ended December 31, 2007 and $26,250 for the fiscal year ended December 31, 2006. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended December 31, 2007 and fiscal year ended December 31, 2006 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,500 for the fiscal year ended December 31, 2007 and $3,500 for the fiscal year ended December 31, 2006. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $3,000 for the fiscal year ended December 31, 2007 and $3,000 for the fiscal year ended December 31, 2006. There were no other fees during the fiscal year ended December 31, 2007 and December 31, 2006 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $50,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $50,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Other services provided by the Auditor that are expected to exceed $10,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended December 31, 2007, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,554,323 for the fiscal year ended December 31, 2007, and $872,192 for he fiscal year ended December 31, 2006.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of December 31, 2007.

Barry H. Evans, CFA

President, Chief Fixed Income Officer and Chief Operating Officer, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, Chief Fixed Income Officer and Chief Operating Officer, John Hancock Advisers LLC (1986–2005)
Began business career in 1986
Joined Fund team in 2002
Fund ownership — $10,001–$50,000

Jeffrey N. Given, CFA

Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Second Vice President, John Hancock Advisers LLC (1993–2005)
Began business career in 1993
Joined Fund team in 1999
Fund ownership — $1–$10,000

John F. Iles

Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers LLC (1999–2005)
Began business career in 1984
Joined Fund team in 2005
Fund ownership — None

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2007. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Barry H. Evans, CFA	Other Investment Companies: 5 funds with assets of
approximately $3.3 billion.
Other Pooled Investment Vehicles: 2 accounts with assets of
approximately $156.2 million.
Other Accounts: 125 accounts with assets of
approximately $5.3 billion.

Jeffrey N. Given, CFA	Other Investment Companies: 5 funds with assets of
approximately $2.0 billion.
Other Pooled Investment Vehicles: None
Other Accounts: 19 accounts with assets of
approximately $4.2 billion.

John F. Iles	Other Investment Companies: 1 fund with assets of
approximately $1.2 billion.
Other Pooled Investment Vehicles: 2 accounts with
assets of approximately $156.2 million.
Other Accounts: 3 accounts with total assets of
approximately $966.6 million.

Neither the Adviser or the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock – Governance Committee Charter”.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investors Trust

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: February 28, 2008

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: February 28, 2008